SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 19, 2010

BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10 Sixth Road
Woburn, MA 01801

(Address of principal executive offices, including zip code)

(781) 376-5555

(Registrant’s telephone number, including area code)

Bridgeline Software, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 19, 2010, Bridgeline Software, Inc. (the “Company”) amended its Certificate of Incorporation to change its name to Bridgeline Digital, Inc.  A copy of the Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  A copy of a press release dated March 23, 2010, regarding the name change is attached hereto as Exhibit 99.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

On March 19, 2010, the Company held its Annual Meeting of Shareholders.  At such meeting, the shareholders of the Company voted:

(1)	To elect two Directors to serve for the ensuing year. The votes cast were as follows:

Nominees	Votes For	Votes Withheld
Kenneth Galaznik	5,618,987	708,144
Scott Landers	6,278,987	48,144

(2)
To approve the amendment to the Bridgeline Software, Inc. Amended and Restated Stock Incentive Plan to increase the number of shares of Common Stock available for issuance upon exercise of options granted under the Plan from 2,000,000 to 2,400,000 shares. The votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
5,314,745	1,012,246	140	2,940,338

(3)	To approve the amendment to the Bridgeline Software, Inc. Amended and Restated Certificate of Incorporation to change the Company’s name to “Bridgeline Digital, Inc.” The votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
9,126,772	138,511	2,186	—

(4)	To ratify the selection of UHY, LLP as the Company’s independent auditors for the fiscal year ending September 30, 2010. The votes cast were as follows:

Votes For	Votes Against	Abstained	Broker Non-Votes
9,126,567	137,661	3,240	—

Item 8.01	Other Events

In connection with the corporate name change, the Company’s stock ticker symbol has changed from “BLSW” to “BLIN” on the NASDAQ Capital Market, effective as of March 23, 2010.  Stockholders do not need to exchange stock certificates in connection with the corporate name change and ticker symbol change.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Certificate of Incorporation, dated March 19, 2010

99.1	Press release, dated March 23, 2010, by Bridgeline Digital, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC. (Registrant)

By:	/s/ Ronald M. Levenson
Ronald M. Levenson
Executive Vice President and
Chief Financial Officer

Date:  March 24, 2010

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Certificate of Amendment to Certificate of Incorporation, dated March 19, 2010

99.1	Press release, dated March 23, 2010, by Bridgeline Digital, Inc.